Income Taxes	12 Months Ended
Jul. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 8 – Income Taxes

The FASB Topic on Income Taxes prescribes a recognition threshold and measurement attribute criteria for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The Company has had no unrecognized tax benefits.

The Company recognizes interest and/or penalties related to income tax matters in income tax expense. The Company has not recognized any interest and/or penalties in the accompanying consolidated statements of operations for the years ended July 31, 2022 and 2021.

The Company is subject to taxation in the United States, various states and in Australia. The Company’s tax years for 2007 and forward, 2010 and forward and 2017 and forward are subject to examination by the United States federal tax authorities, California tax authorities and New Jersey tax authorities, respectively, due to the carry forward of unutilized net operating losses and research and development credits.

At July 31, 2022, the Company had federal, California and New Jersey net operating loss carryforwards of approximately $241 million, $87 million and $75 million, respectively. In addition, the Company has federal, California and New Jersey research and development tax credit carryforwards of approximately $4.4 million, $3.2 million and $0.2 million, respectively. The Company also has California Hiring Credits of approximately $9,300. The federal net operating losses incurred in years beginning after January 1, 2018 in the amount of $138 million can be carried forward indefinitely. The remaining $103 million of federal net operating loss, research tax credit carryforwards and California and New Jersey net operating loss carryforwards will begin to expire in 2030 unless previously utilized. The California research and development credit carryforwards will carry forward indefinitely until utilized. The Company has foreign net operating loss carryforwards in Australia of $7.5 million.

The Company has not completed a study to assess whether one or more ownership changes, as defined by IRC Section 382/383 of the Internal Revenue Code of 1986, as amended (the “Code”), have occurred since the Company’s formation, due to the complexity and cost associated with such a study, and the fact that there may be additional such ownership changes in the future. Based on a preliminary assessment, the Company believes that ownership changes have occurred. The Company estimates that if such an ownership change had occurred, the federal and state net operating loss carry-forwards and research and development tax credits that can be utilized in the future will be significantly limited. The Company may never be able to realize the benefit of some or all of the federal and state net loss carryforwards or research and development tax credit carryforwards, either due to ongoing operating losses or due to ownership changes, which limits the usefulness of the loss carryforwards.

Set forth below is the (benefit) provision for income taxes for continuing operations for the years ended July 31:

All figures below are rounded to the nearest thousand	2022	2021
Current:
Federal	$-	$-
State	(3,334,000)	(2,412,000)
Foreign	-	-
Total (benefit from) provision for income taxes	$(3,334,000)	$(2,412,000)

Significant components of the Company’s deferred tax assets as of July 31, 2022 and 2021 are listed below:

All figures below are rounded to the nearest thousand	2022	2021
Net operating loss carryforwards	$63,759,000	$56,369,000
Credits	7,082,000	5,566,000
Start-up costs	14,000	17,000
Accumulated depreciation	68,000	74,000
Option and stock awards	1,148,000	1,179,000
Other	162,000	180,000
Net deferred tax assets	72,233,000	63,385,000
Valuation allowance for deferred tax assets	(72,233,000)	(63,385,000)
Net deferred taxes	$-	$-

A valuation allowance of $72.2 million and $63.4 million at July 31, 2022 and 2021, respectively, has been recognized to offset the net deferred tax assets as realization of such assets is uncertain. The valuation allowance increased by $8.8 million and increased by $11.8 million for the years ended July 31, 2022 and 2021, respectively.

A reconciliation of income taxes using the statutory income tax rate, compared to the effective rate, is as follows:

	2022	2021
Federal tax benefit at the expected statutory rate	21.00%	21.00%
State income tax, net of federal tax benefit	7.02%	4.01%
Non-deductible expenses	0.38%	(1.17)%
Tax impact of stock option cancellations	-%	-%
Tax impact of sales of state net operating losses and credits	(1.87)%	(1.07)%
Change in valuation allowance	(19.15)%	(20.05)%
Other	1.51%	2.35%
Income tax benefit effective rate	8.89%	5.07%

Sale of New Jersey Net Operating Losses

In April 2022, the Company received $3.3 million in net proceeds from the sale of its New Jersey Net Operating Losses under the State of New Jersey NOL Transfer Program.

In June 2021, the Company received $2.4 million in net proceeds from the sale of its New Jersey Net Operating Losses under the State of New Jersey NOL Transfer Program.